Exhibit 31.2

CERTIFICATION PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, D. Paul Dascoli, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Express, Inc. for the year ended February 1, 2014;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 17, 2014	By:	/s/ D. Paul Dascoli
D. Paul Dascoli
Senior Vice President, Chief
Financial Officer and Treasurer